Newpark Resources August 2021

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Forward Looking Statements

3 This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP Financial Measures

Two operating segments: Industrial Solutions We are a leading provider of engineered site access solutions, with a diversified customer base • Power transmission and renewable energy • Oil and gas exploration • Construction and other general access • Industrial blending operations began in 2020 Industrial Solutions has historically been the primary source of Newpark operating income and cash generation Fluids Systems We are a leading provider of drilling, completion, and stimulation chemical products, rated #1 in customer satisfaction globally* 4 * Source: 2021 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research. Company Overview 82% 76% 76% 72% 65% 18% 24% 24% 28% 35% 0% 20% 40% 60% 80% 100% 2017 2018 2019 2020 First Half 2021 Revenue Contribution by Segment $748 $947 $820 $493 $266 $283 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 Consolidated Revenues ($MIL) Full Year First Half Fluids Systems Industrial Solutions

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING Environmentally-Focused Drilling Fluids Technologies • Water-based and synthetic-based fluids, replacing oil-based mud • Lower environmental impact • Lower risk to people & environment • Offering includes TerraThermTM system, designed specifically for geothermal drilling Efficient Stimulation Products • Lower water u liza on • U lize recycled water Composite Matting System • Manufactured with 100% recyclable materials • Eliminates deforestation associated with competitive wood products • Lower weight products improves logistics efficiency, reducing GHG emissions and community impact HIGH SOCIAL STANDARDS Safety First • Aim for zero incidents • Training • Lower risk to people & environment Ethical Supply Chain • Supplier engagement • Enforcement of standards • Compliance with human rights standards Supported Employees • Training and development • Volunteer and charitable giving programs • Diversity in global workforce ROBUST GOVERNANCE PROGRAMS Compliance Program • Annual compliance training and Code of Ethics certification required for all employees • Designated “Compliance Champion” network throughout global operations • Global Hotline available 24/7 • Compliance Committee of senior executives – “Tone from the Top” Board of Directors • Non-executive Chairman • Diverse and independent • ESG Committee provides oversight of Company programs • Robust Enterprise Risk process Local Content • Create jobs and develop skills • Develop local enterprises • Improve local economies 5 Compensation and Benefits • Pay-for-Performance recognized by Proxy Advisors and Shareholders • Competitive pay and benefits • Shareholder engagement Committed To Sustainability For more information, including our Sustainability Accounting Standards Board report, see: www.newpark.com/sustainability

6 Primary Commercial Impact of COVID-19: • Fluids Systems (EMEA region) Periods of Primary Impact: Q2 2020 – Current Restrictions on movement of personnel and products within several countries have caused operational disruptions and customer project delays. Although recovering with global vaccine rollout, Q2 2021 revenues remain >20% below Q1 2020; recovery remains dependent on the vaccine rollout and lifting of COVID restrictions, particularly in Middle East. • Site and Access Solutions (U.S.) Periods of Primary Impact: Q1 2020 – Q3 2020 Disruption seen broadly in utility sector, beginning in Q1 2020 and continuing through Q3 2020. Recovery began in Q4 2020, as delayed projects recommenced, with market activity returning to pre- pandemic levels. COVID-19 Impact $55 $32 $27 $29 $50 $53 $45 $135 $133 $75 $68 $79 $88 $97 $0 $25 $50 $75 $100 $125 $150 $175 $200 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Fluids Systems Industrial Solutions Quarterly Revenues ($MIL) $87 $11 First Half 2021 – Revenue by Geography ($MIL) Fluids Systems Industrial Solutions $122 $58 North Europe, Middle East, Rest of World America Africa

Strategic Course Unchanged • While 2020 reflected meaningful COVID-19 impact, 2021 roughly on pace with 2019 performance, as delayed power transmission projects recommence • Strategy remains focused on industrial end-market penetration, with targeted markets expected to benefit from energy transition Industrial End-Markets Remain Primary Focus • End-market diversification and expansion in power transmission and other industrial end-markets has partially offset declining E&P presence in recent years • First Half 2021 revenues from power transmission and other industrial end-markets on pace for ~35% increase from FY2019, as market penetration gains momentum • Diversified market presence key to strong EBITDA and Free Cash Flow generation • Remaining O&G presence heavily tied to natural gas- focused basins in Northeast US • Industrial Blending started up in late 2020, initially focused on disinfectants and cleaning products 7 Industrial Solutions - Overview $62 $30 $6 First Half 2021 Revenue ($MIL) Rental & Service (R&S) Site Access Product Sales Industrial Blending Total Segment EBITDA * ($MIL) Total Segment Revenues ($MIL) $132 $231 $200 $138 $59 $98 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 Full Year First Half $55 $82 $69 $34 $14 $33 $0 $20 $40 $60 $80 $100 2017 2018 2019 2020 2021 * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Full Year First Half

U.S. Electrical Transmission Investment* $20 $21 $21 $22 $22 $23 $26 $27 $26 $26 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ b ill io ns ) Taking Strategic Actions to Support Expansion • Enhancing utility sector expertise through recent Board of Directors appointment • Energy Infrastructure expansion remains the highest priority for capital deployments Stable Market with Strong Outlook • Electric utility infrastructure investments expected to grow in the next five years o Aging U.S. infrastructure requires investment to maintain o Energy Transition expected to place increasing dependency on electric power transmission infrastructure Market Penetration Gaining Momentum • Despite meaningful COVID headwind in 2020, achieved Y/Y growth in targeted industrial R&S markets • Utility infrastructure projects have returned to pre- COVID levels • 2021 on pace for 30%+ Y/Y growth in both Rental & Service and Product Sales • Current market share remains < 10%, providing meaningful runway for growth 8 Power Transmission Growth Opportunity Site & Access Solutions - Utility and Other Industrial ($MIL) Actual Projected * Source: Edison Electric Institute, November 2020 $61 $65 $66 $29 $45 $0 $20 $40 $60 $80 2018 2019 2020 2021 $54 $45 $27 $9 $30 $0 $20 $40 $60 $80 2018 2019 2020 2021 Product SalesRental & Service Revenues Full Year First Half

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives Lighter weight mats require fewer truckloads, thereby reducing GHG emissions with every load eliminated Fewer truckloads mean less miles driven and safer conditions for the community as a whole *Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated. 9 >360,000* Total Trees Saved 24,700+* TONS CO2 Emission Reduction In 2020 >13.7* Million Miles Saved in 2020 Site and Access Solutions Environmental Commitment For more information, see: www.Newpark.com/environmental

Total Segment Revenues ($MIL) $106 $16 $58 NAM Land U.S. GOM Europe, Middle East, Africa Rest of World First Half 2021 Revenues By Region ($MIL) Drilling Fluids Completion & Reservoir Fluids Stimulation Fluids • Non-aqueous • Water-based • Specialty Systems • Industrial Minerals • Solids Control and Waste Management • Drill-In Fluids • Engineered Displacements • Breakers • Completion Brines • Filtration • Hydraulic Fracturing • Matrix Acidizing • Coil Tubing • Sand Control PROVIDING TOTAL FLUIDS SOLUTION 10 Fluids Systems Overview • Customer activities include oil and natural gas exploration, with emerging opportunity in geothermal drilling to support energy transition • International activity remains impacted by COVID, while actions continue to rightsize US footprint $616 $716 $620 $355 $207 $185 $0 $200 $400 $600 $800 2017 2018 2019 2020 2021 Full Year First Half $49 $61 $25 ($46) ($5) ($19) ($29) ($4) ($60) ($40) ($20) $0 $20 $40 $60 $80 2017 2018 2019 2020 First Half 2021 Total Segment EBITDA * ($MIL) EBITDA Impact of Impairments & Other Charges * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation.

$395 $477 $427 $227 $133 $122 $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021 North America Revenues ($MIL) 11 Full Year First Half $310 $325 $308 $214 $209 $0 $100 $200 $300 $400 2017 2018 2019 2020 Q2 2021 North America Net Capital Employed ($MIL) (end of period) North America • Unprecedented market collapse in 2020, with market rig count declining 70%, before modestly recovering; market remains nearly 50% below 2019 level • Swift actions taken to rationalize roofline, cost structure and working capital, preserving presence in key markets • Actions expected to continue as NAM market normalizes in 2021, including: • Continued evaluation of performance and outlook of all business activities • Further rationalization of roofline and sale of excess infrastructure and assets, as needed • Optimize scalable cost structure to reduce operating income volatility Fluids Systems – North America Asset Base • Optimization of working capital, redeployment of assets and capital-light business model enhancing agility • Net Capital Employed reduced >30% from 2019 level

12 $220 $239 $193 $128 $75 $63 $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 International Revenues ($MIL) $41 $22 First Half 2021 Revenues by Customer Type ($MIL) IOC/NOC Regional Independent All Other Markets • Selective geographic expansion as market outlook improves, pursuing opportunities that meet appropriate qualifications: • Non-commoditized market • Stability in long-term outlook • Limited capital investment EMEA • Historical stability in region driven by strong mix of IOC/NOC customers • Foundation is built upon long-term NOC contracts in Kuwait and Algeria • COVID-19 provided major headwind to this region; continued recovery expected as COVID restrictions are lifted • Recovery will further benefit from start-up of secured contracts, which were delayed by COVID • 2021 contract awards include: • 5 yr contract in Bahrain valued at ~ $35m • 3 yr contract in Thailand valued at ~ $25m • Emerging opportunity for growing geothermal drilling in support of energy transition Fluids Systems - International Full Year First Half

13* Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. ** Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Flexible Balance Sheet and Modest Debt Capital Structure • Total Debt reduced by 50%+ and Net Debt reduced 60%+ since 2019 • $49m Convertible Notes due December 2021 to be funded with Asset-Based Loan (ABL) facility and cash generation • ABL facility availability currently $108m with ~ $20m outstanding Cash Flow and Liquidity • Flexible business model, with capital investment level adjusted based on market environment, as demonstrated in 2020 • Capital investments heavily focused on Industrial end-market diversification in recent years • 2021 capital investments primarily supporting growth in the utility sector $160 $162 $160 $87 $78 $104 $106 $111 $63 $43 $200 $150 $100 $50 $0 2017 2018 2019 2020 Q2 2021 Total and Net Debt ** (End of Period) ($ m ill io ns ) Total Debt Net Debt $15 $21 $41 $52 $22 $25 $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 2021 Free Cash Flow * ($MIL) Full Year First Half

APPENDIX

15 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Financial Report

16 OPERATING SEGMENT RESULTS (UNAUDITED) Financial Report

17 CONSOLIDATED BALANCE SHEETS (UNAUDITED) Financial Report

18 CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Financial Report (In thousands) 2021 2020 Cash flows from operating activities: Net loss (11,360)$ (38,392)$ Adjustments to reconcile net loss to net cash provided by operations: Inventory impairments - 8,996 Depreciation and amortization 21,493 22,915 Stock-based compensation expense 3,273 3,077 Provision for deferred income taxes 402 (11,418) Credit loss expense 230 726 Gain on sale of assets (5,358) (2,163) (Gain) loss on extinguishment of debt 790 (419) Amortization of original issue discount and debt issuance costs 2,068 2,801 Change in assets and liabilities: (Increase) decrease in receivables (5,594) 66,510 (Increase) decrease in inventories (209) 7,512 Increase in other assets (2,236) (5,294) Increase (decrease) in accounts payable 21,344 (26,577) Increase (decrease) in accrued liabilities and other 994 (3,261) Net cash provided by operating activities 25,837 25,013 Cash flows from investing activities: Capital expenditures (10,477) (10,655) Proceeds from sale of property, plant and equipment 9,208 7,963 Net cash used in investing activities (1,269) (2,692) Cash flows from financing activities: Borrowings on lines of credit 97,746 117,068 Payments on lines of credit (100,469) (116,207) Purchases of Convertible Notes (18,107) (29,124) Proceeds from term loan 8,258 - Debt issuance costs (196) - Purchases of treasury stock (1,350) (326) Other financing activities 808 2,480 Net cash used in financing activities (13,310) (26,109) Effect of exchange rate changes on cash (591) (2,713) Net increase (decrease) in cash, cash equivalents, and restricted cash 10,667 (6,501) Cash, cash equivalents, and restricted cash at beginning of period 30,348 56,863 Cash, cash equivalents, and restricted cash at end of period 41,015$ 50,362$ Six Months Ended June 30,

19 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Consolidated (In thousands) 2017 2018 2019 2020 2020 2021 Net income (loss) (GAAP) (1) (6,148)$ 32,281$ (12,946)$ (80,696)$ (38,392)$ (11,360)$ Loss from disposal of discontinued operations, net of tax 17,367 - - - - - Interest expense, net 13,273 14,864 14,369 10,986 6,113 4,572 Provision (benefit) for income taxes 4,893 14,997 9,788 (11,883) (6,490) 3,403 Depreciation and amortization 39,757 45,899 47,144 45,314 22,915 21,493 EBITDA (non-GAAP) (1) 69,142$ 108,041$ 58,355$ (36,279)$ (15,854)$ 18,108$ Twelve Months Ended The following tables reconcile the Company’s net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA: Six Months Ended June 30, (1) Net loss and EBITDA for the six months ended June 30, 2021 includes $0.4 million of charges, consisting of a $0.8 million loss associated with the purchase of a portion of our convertible notes on the open market, $0.6 million of charges related to severance costs, and a $1.0 million gain related to a legal settlement. Net loss and EBITDA for the six months ended June 30, 2020 included $12.9 million of charges, consisting of a $0.4 million gain associated with the purchase of a portion of our convertible notes on the open market and a total of $13.3 million of charges related to inventory write-downs, severance costs, and facility exit costs. 2020 net loss and EBITDA included $29.2 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $4.2 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 net loss and EBITDA included $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 net income and EBITDA included $6.8 million of charges, related to a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility.

20 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Fluids Systems (In thousands) 2017 2018 2019 2020 2020 2021 Operating income (loss) (GAAP) (1) 27,580$ 40,337$ 3,814$ (66,403)$ (27,327)$ (13,298)$ Depreciation and amortization 21,566 20,922 21,202 20,555 10,459 9,164 EBITDA (non-GAAP) (1) 49,146 61,259 25,016 (45,848) (16,868) (4,134) Revenues 615,803 715,813 620,317 354,608 207,467 184,942 Operating Margin (GAAP) 4.5% 5.6% 0.6% -18.7% -13.2% -7.2% EBITDA Margin (non-GAAP) 8.0% 8.6% 4.0% -12.9% -8.1% -2.2% Industrial Solutions (In thousands) 2017 2018 2019 2020 2020 2021 Operating income (GAAP) (1) 40,491$ 60,604$ 47,466$ 13,459$ 4,067$ 23,273$ Depreciation and amortization 14,991 21,321 21,763 20,427 10,325 10,176 EBITDA (non-GAAP) (1) 55,482 81,925 69,229 33,886 14,392 33,449 Revenues 131,960 230,735 199,802 138,017 59,029 98,479 Operating Margin (GAAP) 30.7% 26.3% 23.8% 9.8% 6.9% 23.6% EBITDA Margin (non-GAAP) 42.0% 35.5% 34.6% 24.6% 24.4% 34.0% Twelve Months Ended Twelve Months Ended (1) Industrial Solutions operating income and EBITDA for the six months ended June 30, 2021 includes a $1.0 million gain related to a legal settlement. Six Months Ended June 30, Six Months Ended March 31, (1) Fluids Systems operating loss and EBITDA for the six months ended June 30, 2021 includes $0.6 million of charges related to severance costs. Fluids Systems operating loss and EBITDA for the six months ended June 30, 2020 included $12.9 million of charges related to inventory write-downs, severance costs, and facility exit costs. 2020 Fluids Systems operating loss and EBITDA included $28.6 million of charges, consisting of $11.7 million for the recognition of cumulative foreign currency translation losses related to our exit from Brazil, $10.3 million for inventory write-downs, $3.6 million for severance and other costs, and $3.0 million in fixed asset impairments. 2019 Fluids Systems operating income and EBITDA included $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 Fluids Systems operating income and EBITDA included $5.0 million of charges related to severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility.

21 NON-GAAP FINANCIAL MEASURES (UNAUDITED) Financial Report Consolidated (In thousands) 2017 2018 2019 2020 2020 2021 Net cash provided by (used in) operating activities (GAAP) 38,381$ 63,403$ 72,286$ 55,791$ 25,013$ 25,837$ Capital expenditures (31,371) (45,141) (44,806) (15,794) (10,655) (10,477) Proceeds from sale of property, plant and equipment 7,747 2,612 13,734 12,399 7,963 9,208 Free Cash Flow (non-GAAP) 14,757$ 20,874$ 41,214$ 52,396$ 22,321$ 24,568$ Twelve Months Ended The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow: Six Months Ended June 30, Consolidated June 30, June 30, (In thousands) 2017 2018 2019 2020 2020 2021 Current debt 1,518$ 2,522$ 6,335$ 67,472$ 10,519$ 11,255$ Long-term debt, less current portion 158,957 159,225 153,538 19,690 125,291 66,545 Total Debt 160,475 161,747 159,873 87,162 135,810 77,800 Total stockholders' equity 547,480 569,681 548,645 488,032 507,437 476,244 Total Capital 707,955$ 731,428$ 708,518$ 575,194$ 643,247$ 554,044$ Ratio of Total Debt to Capital 22.7% 22.1% 22.6% 15.2% 21.1% 14.0% Total Debt 160,475$ 161,747$ 159,873$ 87,162$ 135,810$ 77,800$ Less: cash and cash equivalents (56,352) (56,118) (48,672) (24,197) (42,942) (35,094) Net Debt 104,123 105,629 111,201 62,965 92,868 42,706 Total stockholders' equity 547,480 569,681 548,645 488,032 507,437 476,244 Total Capital, Net of Cash 651,603$ 675,310$ 659,846$ 550,997$ 600,305$ 518,950$ Ratio of Net Debt to Capital 16.0% 15.6% 16.9% 11.4% 15.5% 8.2% December 31, The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital:

Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Industrial Solutions 22 EXPERIENCED LEADERSHIP Executive Management

Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 23 MANAGEMENT BIOGRAPHIES Executive Management

Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 24 MANAGEMENT BIOGRAPHIES Executive Management

Matthew Lanigan, President Industrial Solutions: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 25 MANAGEMENT BIOGRAPHIES Executive Management

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. MICHAEL A. LEWIS Retired Interim President and Senior Vice President, Electrical Operations, Pacific Gas & Electric Corporation JOHN C. MINGÉ Retired Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 26 Board of Directors